UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

206687 Translational Development Acquisition Corp Proxy Card Rev2 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 16, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: **https://www.cstproxy.com/tdac/2026**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Please mark your votes like this **X**

Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend Translational Development Acquisition Corp. (the "Company")'s Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 20, 2024, (the "Existing Charter") by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the "Extension Amendment") which reflects the extension of the date by which the Company must consummate a business combination (the "Combination Period") up to twelve (12) times from June 24, 2026 (the "Deadline Date") to June 24, 2027, each by an additional one (1) month (each an "Extension") for a total of twelve (12) months after the Deadline Date, assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the "Extended Date." We refer to this proposal as the "Extension Amendment Proposal";

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal to further amend Translational Development's investment management trust agreement, dated as of December 23, 2024, (the "Trust Agreement"), by and between the Company and Continental Stock Transfer & Trust Company (the "Trustee"), to allow the Company to extend the Deadline Date up to twelve (12) times for an additional one (1) month each time from the Deadline Date to June 24, 2027 (the "Trust Agreement Amendment") by providing five days' advance notice to the Trustee prior to the applicable Deadline Date and depositing into the trust account (the "Trust Account") the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension (the "Extension Payment") until June 24, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the "Trust Agreement Amendment Proposal");

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 3 — Adjournment Proposal — A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension Amendment and Extension (the "Adjournment Proposal").

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2026.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TRANSLATIONAL DEVELOPMENT ACQUISITION CORP. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 27, 2026, in connection with the extraordinary general meeting of shareholders (the “Shareholder Meeting”) of Translational Development Acquisition Corp. the “Company” to be held at 10:00 a.m. Eastern Time on June 17, 2026, via a virtual meeting at https://www.cstproxy.com/tdac/2026, and hereby appoints Michael B. Hoffman, with full power to act alone, the attorney and proxy of the undersigned, with power of substitution, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.(Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders of Translational Development Acquisition Corp. to be held on June 17, 2026 To view the 2026 Proxy Statement and to Attend the Extraordinary General Meeting, please go to: https://www.cstproxy.com/tdac/2026206687 Translational Development Acquisition Corp Proxy Card Rev2 - Back